CONSOLIDATED BALANCE SHEETS (Parentheticals) - USD ($)	Sep. 30, 2018	Dec. 31, 2017
Accounts receivable, allowance for doubtful accounts (in Dollars)	$ 17,450	$ 17,450
Accumulated depreciation (in Dollars)	$ 239,637	$ 172,783
Common stock, par value (in Dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized	150,000,000	150,000,000
Common stock, shares issued	21,663,625	17,539,982
Common stock, shares outstanding	21,663,625	17,539,982